UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2017

O’REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events

On May 30, 2017, Greg Henslee, Chief Executive Officer of O’Reilly Automotive, Inc. (the “Company”), established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in July of 2018. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Henslee was not in possession of material, non-public information about the Company. Mr. Henslee has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On May 30, 2017, Greg Johnson, Co-President of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in July of 2018. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Johnson was not in possession of material, non-public information about the Company. Mr. Johnson has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On May 30, 2017, Jeff Shaw, Co-President of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in July of 2018. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Shaw was not in possession of material, non-public information about the Company. Mr. Shaw has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On May 30, 2017, Jeff Groves, Senior Vice President of Legal and General Counsel of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in October of 2019. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Groves was not in possession of material, non-public information about the Company. Mr. Groves has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On May 30, 2017, David O’Reilly, Chairman of the Board of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established during the Company’s unrestricted trading window and at a time when Mr. O’Reilly was not in possession of material, non-public information about the Company. Mr. O’Reilly has informed the Company that he will publicly disclose, as required by federal securities laws, any stock sales made under this plan.

On May 31, 2017, Randy Johnson, Senior Vice President of Inventory Management of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in July of 2018. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Johnson was not in possession of material, non-public information about the Company. Mr. Johnson has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On June 2, 2017, Scott Kraus, Senior Vice President of Real Estate and Expansion of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in July of 2018. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Kraus was not in possession of material, non-public information about the Company. Mr. Kraus has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)